FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 1997


                        TELEPHONE AND DATA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


      Iowa                       1-8251                    36-2669023
 (State or other               (Commission                (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)

   30 North LaSalle Street, Chicago, Illinois           60602
         (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)








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Item 5.   Other Events.

         On December 18, 1997, Telephone and Data Systems, Inc. ("TDS" or the "Company") today announced a corporate restructuring designed to unlock the value of TDS's business units for shareholders. The plan, unanimously approved by the TDS Board of Directors, would create three new classes of common stock, commonly known as "Tracking Stocks," which are intended to separately reflect the performance of United States Cellular Corporation [AMEX:USM], Aerial Communications, Inc. [NASDAQ:AERL] and TDS Telecommunications Corporation, the Company's cellular, PCS and landline telephone businesses, respectively. The tracking stocks will be created in connection with a change in the state of incorporation of the Company from Iowa to Delaware. The plan will be submitted for approval by shareholders at a special meeting in early 1998.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.

Item 7.           Financial Statements and Exhibits

         Exhibits

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    December 29, 1997


By:  /s/ GREGORY J. WILKINSON
Gregory J. Wilkinson
Vice President and Controller
(principal accounting officer)












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                                  EXHIBIT INDEX


Exhibit Number                       Description of Exhibit
--------------                       ----------------------
      99                             News Release dated December 18, 1997



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